SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT





                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                       Date of Report: September 10, 2003
                       ----------------------------------

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.

             (Exact Name of Registrant as Specified in its Charter)





        Delaware                  0-21995                           06-1419064
        --------                  -------                           ----------
(State of Incorporation)   (Commission File No.)                  (IRS Employer
                                                          Identification Number)




               15 Riverside Avenue
              Westport, Connecticut                        06880-4214
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(Address of Principal Executive Office)                     (Zip Code)



                                 (203) 291-3300
              (Registrant's Telephone Number, Including Area Code)


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Item 9.           Regulation FD Disclosure
                  ------------------------

                  The information furnished pursuant to Item 12, "Results of Operations and Financial Condition", is incorporated herein by reference.

Item 12.          Results of Operations and Financial Condition
                  ---------------------------------------------

                  On September 10, 2003, First Aviation Services Inc. issued a press release announcing its second quarter results for the period ended July 31, 2003. A copy of that press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                  The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this report, including the exhibit hereto, shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings (unless the registrant specifically states that the information or exhibit in this particular report is incorporated by reference).




                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIRST AVIATION SERVICES INC.



Date:    September 10, 2003   By:      /s/ Michael D. Davidson
                                       -----------------------

                              Name:    Michael D. Davidson
                              Title:   Secretary & Chief Financial
                              Officer (Principal Finance and Accounting Officer)




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                                  EXHIBIT INDEX


Exhibit No.                        Description
----------                         -----------

     99.1                          Press release dated September 10, 2003.